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                -------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                November 29, 2001


                     Structured Asset Securities Corporation
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                        333-63602          74-2440850
---------------------------              ---------          ------------
State or Other Jurisdiction             (Commission       (I.R.S. Employer
    Of Incorporation)                   File Number)     Identification No.)



           101 Hudson Street
        Jersey City, New Jersey                                07302
        -----------------------                               --------
    (Address of Principal Executive                          (Zip Code)
               Offices)


       Registrant's telephone number, including area code: (201) 524-2437


                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events1
         -------------


         Attached as Exhibit 23 to this Current Report is the consent of PricewaterhouseCoopers LLP to the use of such firm's name under the caption "Experts," and the incorporation by reference of such firm's report dated November 29, 2001 on its audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries, in the Prospectus (as defined herein) relating to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-17, Mortgage Pass-Through Certificates (the "Certificates"). The Certificates are offered pursuant to a prospectus supplement, dated November 29, 2001 (the "Prospectus Supplement"), and a prospectus, dated November 26, 2001 (together with the Prospectus Supplement, the "Prospectus"), which were filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates are registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-63602) (the "Registration Statement").


Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  23.               Consent of Experts and Counsel


--------
1 Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   STRUCTURED ASSET SECURITIES
                                                           CORPORATION



                                                    By: /s/ Ellen V. Kiernan
                                                        -----------------------
                                                        Name:  Ellen V. Kiernan
                                                        Title: Vice President



Dated:  November 30, 2001



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                                  EXHIBIT INDEX



Exhibit No.                Description                       Page No.
-----------                -----------                       --------


23                         Consent of Experts and Counsel        6